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                         PLEDGE AND SECURITY AGREEMENT

      THIS PLEDGE AND SECURITY AGREEMENT (this "Pledge Agreement") dated as of November 12, 1998, is made by ALLEGIANT BANCORP, INC., a Missouri corporation (the "Pledgor"), for the benefit of LASALLE NATIONAL BANK, a national banking association (the "Bank").

                                   RECITALS

      A. The Pledgor is a bank holding company owning 100% of the capital stock of each of Allegiant Bank, a Missouri state bank ("Allegiant Bank" or, the "Subsidiary").

      B. In order to repay certain debt, redeem certain outstanding subordinated debentures and to provide finds for working capital, the Pledgor requested that the Bank lend to the Pledgor the principal sum of up to Fifteen Million Six Hundred Fifty Thousand Dollars ($15,650,000).

      C. The Bank agreed to lend to the Pledgor the principal sum of up to Thirteen Million Six Hundred Fifty Thousand Dollars ($13,650,000) and provide a separate line of credit of Two Million Dollars ($2,000,000) in accordance with the terms, subject to the conditions and in reliance on the representations, warranties and covenants set forth in the Loan Agreement (as defined below) between the Pledgor and the Bank and contained in all of the other documents and instruments entered into or delivered in connection with or relating to the loans contemplated in the Loan Agreement.

      D. The Pledgor has agreed to provide security for the loans contemplated in the Loan Agreement in accordance with the terms of this Pledge Agreement.

      NOW, THEREFORE, in order to induce the Bank to make the loans contemplated in the Loan Agreement and in consideration of the mutual representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

      SECTION 1.   GRANT OF SECURITY INTEREST.  To secure the Obligations (as
                   --------------------------
defined below), the Pledgor hereby pledges and grants to the Bank a security interest in and prior to the first disbursement contemplated by the Loan Agreement will transfer and deliver to the Bank the following: (a) 57 shares of common stock, $12,875.00 par value per share, of Allegiant Bank, which shares constitute one hundred percent (100%) of the issued and outstanding capital stock of Allegiant Bank and any and all shares of the capital stock of Allegiant Bank that Pledgor subsequently acquires, directly or indirectly;
(b) any and all other shares of capital stock hereinafter issued by the Subsidiary, whether now or hereafter in the possession of the Pledgor or the Bank, including all substitutions of, and additions to, such stock; (c) certificates representing the shares of capital stock described in clauses
(a) and (b) of this Section (the items described in clauses (a)


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through (c) of this Sectio  are collectively referred to as the "Pledged
Stock"); (d) executed and undated irrevocable stock powers for the capital stock described in clauses (a) and (b) of this Section 1, in form and content satisfactory to the Bank duly executed in blank and with all requisite federal and state stock transfer tax stamps, if any; (e) all income and profits thereof, all distributions thereon, all other proceeds thereof and all rights, benefits and privileges pertaining to or arising from the Pledged Stock; and
(f) such other collateral that may be provided after the date hereof to secure the Obligations, provided, however, that in the event that the Pledgor cannot deliver any of the above because Mercantile Bank National Association ("Mercantile") has the Pledged Stock in its possession, then the Pledgor shall deliver to the Bank a letter of direction, acknowledged by Mercantile, in the form provided by the Bank, which provides for Mercantile to deliver the Pledged Stock to the Bank as soon as possible after such first disbursement. All property at any time pledged with the Bank hereunder or in which the Bank is granted a security interest hereunder (whether described herein or not), and subject to the provisions of Section 3 below, all income therefrom and proceeds thereof, may be referred to collectively as the "Pledged Security."

      SECTION 2.   OBLIGATIONS.  The obligations secured by this Pledge
                   -----------
Agreement are the following (referred to collectively hereafter as the "Obligations"):

            (a) all obligations and agreements of the Pledgor contained in (including, without limitation, the payment of all indebtedness of the Pledgor in respect of) that certain Loan Agreement dated of even date herewith by and between the Pledgor and the Bank and any and all amendments, modifications or renewals thereof (the "Loan Agreement");

            (b) all principal, interest and other amounts due to the Bank under those certain Term Notes, one in the principal amount of $10,400,000 and the other in the principal amount of $3,250,000, from the Pledgor to the Bank and any and all modifications, extensions, renewals or refinancings thereof (individually, the "Term Note," and collectively, the "Term Notes");

            (c) all principal, interest and other amounts due to the Bank under that certain Revolving Note of even date herewith in the principal amount of $2,000,000 from the Pledgor to the Bank and any and all modifications, extensions, renewals or refinancings thereof (the "Revolving Note," and collectively, with the Term Notes, the "Notes").

            (d) all sums advanced by, or on behalf of, the Bank in connection with, or relating to, the Loan Agreement, the Notes or the Pledged Security including, but not limited to, any and all sums advanced to preserve the Pledged Security, or to perfect the Bank's security interest in the Pledged Security;

            (e) in the event of any proceeding to enforce the satisfaction of the Obligations, or any of them, or to preserve and protect its rights under the Loan Agreement, the Notes, this Pledge Agreement or any other agreement, document or instrument relating to the transactions contemplated in the Loan Agreement, the reasonable expenses of retaking, holding, preparing for


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sale, selling or otherwise disposing of or realizing on the Pledged Security, or of any exercise by the Bank of its rights, together with reasonable attorneys' fees, expenses and court costs; and

            (f) any indebtedness, obligation or liability of the Pledgor or the Subsidiary to the Bank, whether direct or indirect, joint or several, absolute or contingent, now or hereafter existing, however created or arising and however evidenced.

      SECTION 3.   ADDITIONAL TERMS.  (a) The Pledgor agrees that the Bank
                   ----------------
shall have full and irrevocable right, power and authority, to collect, withdraw or receipt for all amounts due or to become due and payable upon, in connection with, or relating to, the Pledged Security, to execute any withdrawal receipts respecting the Pledged Security, and to endorse the name of the Pledgor on any or all documents, instruments or commercial paper given in payment thereof, and at the Bank's discretion to take any other action, including, without limitation, the transfer of any Pledged Security into the Bank's own name or the name of any nominee for the Bank, which the Bank may deem necessary or appropriate to preserve or protect the Bank's interest in any of the Pledged Security.

            (b) Unless a Default (as hereinafter defined) shall have occurred, the Pledgor shall be entitled to vote any and all shares of the Pledged Stock and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast, no consent, waiver or ratification shall be given and no action shall be taken by the Pledgor which would violate or be inconsistent with any of the terms of the Loan
Agreement, the Notes or this Pledge Agreement, or which would have the effect of impairing the position or interests of the Pledgor or any holder of the Notes. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease upon the occurrence of a Default.

            (c) Unless a Default shall have occurred, all dividends and other distributions payable in respect of the Pledged Security shall be paid to the Pledgor. Upon the occurrence of a Default, all such dividends and other distributions and payments shall be paid to the Bank. After a Default shall have occurred, all such amounts paid in respect of the Pledged Security shall, until paid or delivered to the Bank, be held in trust for the benefit of the Bank as additional Pledged Security to secure the Obligations.

      SECTION 4.   REPRESENTATIONS, WARRANTIES AND COVENANTS.  The Pledgor
                   -----------------------------------------
further represents, warrants and agrees that:

            (a) The Pledgor owns all of the issued and outstanding capital stock of the Subsidiary subject only to the security interest granted by the Pledgor to Mercantile pursuant to that certain Amended and Restated Term Loan Agreement, dated May 31, 1995, and as amended by that certain Modification and Extension Agreement, dated November 26, 1996.

            (b) Without the prior written consent of the Bank, the Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged


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Security, nor will it create, incur or permit to exist any lien, claim, security interest or other encumbrance with respect to any of the Pledged Security, or any interest therein, or any proceeds thereof, except for the security interests provided for by this Pledge Agreement and permitted by
Section 4(a) hereof. Without the prior written consent of the Bank, the Pledgor agrees that it will not, and it will cause the Subsidiary not to: (i) issue or reissue any capital stock or other securities (or warrants therefor or other rights with respect thereto) in addition to or issue other securities of any nature in exchange or substitution for any of the Pledged Security; (ii) redeem any of the Pledged Security; or (iii) declare any stock dividend or split or otherwise change the capital structure of the Subsidiary.

            (c) The Pledged Stock is genuine and in all respects represents what it purports to be and all the shares of the Pledged Stock have been duly and validly issued, and are fully paid and non-assessable.

            (d) The pledge, assignment and delivery of the Pledged Security pursuant to this Pledge Agreement creates a valid perfected security interest in the Pledged Security, and the proceeds thereof, subject to no prior lien, claim, security interest or other encumbrance or to any agreement purporting to grant to any third party a security interest in the assets of the Pledgor which would include any of the Pledged Security, other than the security interest permitted by Section 4(a) hereof. The Pledgor will at all times defend the Bank's right, title and security interest in and to the Pledged Security and the proceeds thereof against any and all claims and demands of any person adverse to the claims of the Bank.

            (e) The Pledgor will take, and will cause the Subsidiary to take, such action and to execute such documents as the Bank may from time to time request relating to the Pledged Security or the proceeds thereof, including, but not limited to, the filing of UCC-1 financing statements in form satisfactory to the Bank and its counsel, with the Secretary of State of the State of Missouri in favor of the Bank with respect to the Pledged Securities and the proceeds thereof.

            (f) The Pledgor has full right, power and authority to enter into, to execute and to deliver this Pledge Agreement and this Pledge Agreement is binding upon, and enforceable against the Pledgor in accordance with its terms.

            (g) The Pledgor shall pay any fees, assessments, charges or taxes arising with respect to the Pledged Security. In case of failure by the Pledgor to pay any such fees, assessments, charges or taxes, the Bank shall have the right, but shall not be obligated, to pay such fees, assessments, charges or taxes, as the case may be, and, in that event, the cost thereof shall be payable by the Pledgor to the Bank immediately upon demand together with interest at the rate equal to the Prime Rate (or, after the occurrence of a Default, the Default Rate) (Prime Rate and Default Rate shall have the meanings provided in the Loan Agreement) from the date of disbursement by the Bank to the date of payment by the Pledgor.


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

            (h) None of the Pledged Stock constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

      SECTION 5.   EVENTS OF DEFAULT.  The Pledgor shall be in default under
                   -----------------
this Pledge Agreement upon the occurrence of any one or more of the following events or conditions (each a "Default"):

            (a) any "Default" under the terms of and as defined in the Loan Agreement;

            (b) nonpayment of any of the Obligations when due, whether by acceleration or otherwise and such nonpayment continues for ten (10) days after the date due;

            (c) if there continues to exist thirty (30) days after an executive officer of the Pledgor knows or should have known thereof, any breach of any obligation or covenant (other than with respect to the nonpayment of any Obligation) made by the Pledgor in this Pledge Agreement;

            (d) if any representation or warranty made by the Pledgor in this Pledge Agreement shall be false when made;

            (e) any breach of any warranty, representation, obligation or covenant made by the Pledgor in any instrument, document or agreement between the Pledgor and the Bank (other than the Loan Documents), which breach remains uncured beyond the applicable cure period, if any, specifically provided therefor;

            (f) any misrepresentation made by the Pledgor or in any document (other than the Loan Documents) furnished by the Pledgor, or on the Pledgor's behalf, to the Bank in connection with this Pledge Agreement or the Pledged Security, which misrepresentation remains uncured beyond the applicable time period, if any, specifically provided therefor; or

            (g) the claim or creation of any lien, claim, security interest or other encumbrance upon any of the Pledged Security, other than the lien permitted in Section 4(a) hereof, or the making of any levy, judicial seizure or attachment thereof or thereon.

      SECTION 6.   RIGHTS OF PARTIES UPON DEFAULT.  (a) In the event of the
                   ------------------------------
occurrence of a Default, in addition to all the rights, powers and remedies the Bank shall be entitled to exercise, whether vested in the Bank by the terms of this Pledge Agreement, the Loan Agreement or the Notes, or by law, equity or statute (including, but not limited to, Article 9 of the Missouri Uniform Commercial Code) or otherwise, for the protection and enforcement of its rights in respect of the Pledged Security, the Bank may be entitled to, without limitation (but is under no obligation to the Pledgor so to do):

                   (i) transfer all or any part of the Pledged Security into the Bank's name or the name of its nominee or nominees;


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

                   (ii) after first obtaining all necessary regulatory approvals, vote all or any part of the Pledged Security (whether or not transferred into the name of the Bank or any nominee) and give all consents, waivers and ratifications in respect of the Pledged Security and otherwise act with respect thereto as though it were the outright owner thereof;

                   (iii) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Security, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk and for such price or prices and on such terms as the Bank in its absolute discretion may determine, provided that unless, in the sole discretion of the Bank, the Pledged Security threatens to decline in value or is or becomes a type sold on a recognized market, the Bank will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided in Section 14 below, at least ten
      (10) days before the time of the sale or disposition. Any sale of any of the Pledged Security conducted in conformity with customary practices of banks, insurance companies or other financial institutions disposing of property similar to the Pledged Security shall be deemed to be commercially reasonable. Any remaining Pledged Security shall remain subject to the terms of this Pledge Agreement; and

                   (iv) collect any and all money due or to become due and enforce in the Pledgor's name all rights with respect to the Pledged Security.

            (b) Pledgor agrees and agrees to cause the Subsidiary, to give the Bank, any prospective purchaser (pursuant to Section 6(a)(iii) above) of the Pledged Security and their respective representatives, full access to further information (including, but not limited to, records, files, correspondence, tax work papers and audit work papers) relating to or concerning the Pledgor or the Subsidiary.

      SECTION 7.   REMEDIES CUMULATIVE.  Each right, power and remedy of the
                   -------------------
Bank provided in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Bank of all such other rights, powers or remedies, and no failure or delay on the part of the Bank to exercise any such right, power or remedy shall operate as a waiver thereof.


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      SECTION 8.   WAIVER OF DEFENSES.  No renewal or extension of the time
                   ------------------
of payment of the Obligations; no release or surrender of, or failure to perfect or enforce, any security interest for the Obligations; no release of any person primarily or secondarily liable on the Obligations (including any maker, endorser, or guarantor); no delay in enforcement of payment of the Obligations; and no delay or omission in exercising any right or power with respect of the Obligations or any security agreement securing the Obligations shall affect the rights of the Bank in the Pledged Security.

      SECTION 9.   WAIVER.  Waiver by the Bank of any Default hereunder, or
                   ------
of any breach of the provisions of this Pledge Agreement by the Pledgor, or any right of the Bank hereunder, shall not constitute a waiver of any other Default or breach or right, nor the same Default or breach or right on a future occasion.

      SECTION 10.  SEVERABILITY.  Whenever possible, each provision of this
                   ------------
Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION 11.  PLEDGOR'S OBLIGATIONS ABSOLUTE.  The obligations of the
                   ------------------------------
Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by any circumstance whatsoever, including without limitation: (a) any amendment or modification of the Notes, the Loan Agreement, or any document or instrument provided for herein or therein or related thereto, or any assignment, transfer or other disposition of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such document or instrument or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such document or instrument or this Pledge Agreement; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Pledgor or any of its properties or creditors; or (d) any limitation on the Pledgor's liabilities or obligations under any such instrument or any invalidity or unenforceability, in whole or in part of any such document or instrument or any term thereof; whether or not the Pledgor shall have notice or knowledge of the foregoing.

      SECTION 12.  TERMINATION.  This Pledge Agreement shall terminate upon
                   -----------
the receipt by the Bank of evidence satisfactory to the Bank in the Bank's
sole and absolute discretion of the payment in full of the Obligations.   At
the time of such termination, the Bank, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement, and will duly assign, transfer and deliver to the Pledgor such of the Pledged Security as has not yet theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement.

      SECTION 13.  FURTHER ASSURANCES.  The Pledgor, at its expense, will
                   ------------------
duly execute, acknowledge and deliver all such instruments and take all such action as the Bank from time to time


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

may request in order further to effectuate the purposes of this Pledge Agreement and to carry out the terms hereof. The Pledgor, at its expense, will at all times cause this Pledge Agreement (or a proper notice or statement, in respect hereof) to be duly recorded, published and filed and rerecorded, republished and refiled in such manner and in such places, if any, and will pay or cause to be paid all such recording, filing and other taxes, fees and charges, if any, and will comply with all such statutes and regulations, if any, as may be required by law in order to establish, perfect, preserve and protect the rights and security interests of the Bank hereunder.

      SECTION 14.  NOTICES.  All communications provided for or related
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hereto shall be given in accordance with Section 6.3 of the Loan Agreement.

      SECTION 15.  AMENDMENTS.  Any term of this Pledge Agreement may be
                   ----------
amended only with the written consent of the Pledgor and the Bank. Any amendment effected in accordance with this Section shall be binding upon each holder of the Note at the time outstanding, each future holder of the Note and the Pledgor.

      SECTION 16.  ASSIGNS.  This Pledge Agreement and all rights and
                   -------
liabilities hereunder and in and to any and all Pledged Security shall inure to the benefit of the Bank and its successors and assigns, and shall be binding on the Pledgor and the Pledgor's successors and assigns; provided, however, the Pledgor may not assign its rights or liabilities hereunder or to any of the Pledged Security without the written consent of the Bank.

      SECTION 17.  MISCELLANEOUS.  This Pledge Agreement embodies the entire
                   -------------
agreement and understanding between the Bank and the Pledgor and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Pledge Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      SECTION 18.  GOVERNING LAW.  THIS PLEDGE AGREEMENT HAS BEEN NEGOTIATED,
                   -------------
EXECUTED AND DELIVERED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE AT, CHICAGO, ILLINOIS. THE LOANS REFERENCED HEREIN ARE TO BE FUNDED AND REPAID AT, AND THIS PLEDGE AGREEMENT IS OTHERWISE TO BE PERFORMED AT, CHICAGO, ILLINOIS, AND THIS PLEDGE AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO: (a) ITS JUDICIALLY OR STATUTORILY PRONOUNCED RULES REGARDING CONFLICT OF LAWS OR CHOICE OF LAW; (b) WHERE ANY OTHER AGREEMENT IS EXECUTED OR DELIVERED; (c) WHERE ANY PAYMENT OR OTHER PERFORMANCE REQUIRED BY ANY SUCH AGREEMENT IS MADE OR REQUIRED TO BE MADE;
(d) WHERE ANY BREACH OF ANY PROVISION OF ANY SUCH AGREEMENT OCCURS, OR ANY CAUSE OF ACTION OTHERWISE ACCRUES; (e) WHERE ANY ACTION OR OTHER PROCEEDING IS INSTITUTED OR PENDING; (f) THE NATIONALITY, CITIZENSHIP, DOMICILE, PRINCIPAL PLACE OF BUSINESS, OR JURISDICTION OR ORGANIZATION OR DOMESTICATION OF ANY PARTY; (g) WHETHER THE LAWS OF THE FORUM JURISDICTION OTHERWISE WOULD APPLY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS; OR (h) ANY COMBINATION OF THE FOREGOING. AS PART OF THE


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

CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, THE PLEDGOR RECOGNIZES THAT THE BANK'S PRINCIPAL OFFICE IS LOCATED IN CHICAGO, ILLINOIS AND THAT THE BANK MAY BE IRREPARABLY HARMED IF REQUIRED TO INSTITUTE OR DEFEND ANY ACTIONS AGAINST THE PLEDGOR IN ANY JURISDICTION OTHER THAN THE NORTHERN DISTRICT OF ILLINOIS OR COOK COUNTY, ILLINOIS; THEREFORE, THE PLEDGOR IRREVOCABLY: (i) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THE PLEDGE AGREEMENT AND/OR THE LOANS REFERENCED HEREIN MAY BE BROUGHT IN THE NORTHERN DISTRICT OF ILLINOIS, IF FEDERAL JURISDICTION IS AVAILABLE, AND, OTHERWISE, IN THE CIRCUIT COURT OF COOK COUNTY, AT THE BANK'S OPTION; (ii) CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; (iii) WAIVES ANY OBJECTION WHICH THE PLEDGOR MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN EITHER SUCH COURT; AND (iv) AGREES TO JOIN THE BANK IN ANY PETITION FOR REMOVAL TO EITHER SUCH COURT BROUGHT BY THE BANK. THE PLEDGOR WAIVES TRIAL BY JURY AND ANY OBJECTION TO JURISDICTION AND VENUE OF ANY
ACTION INSTITUTED HEREUNDER AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON
LACK OF JURISDICTION OR VENUE.  NOTHING CONTAINED HEREIN SHALL AFFECT THE
RIGHT OF THE BANK TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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

      The Pledgor acknowledges that this Pledge Agreement is and shall be effective upon execution by the Pledgor and delivery to and acceptance hereof by the Bank, and it shall not be necessary for the Bank to execute any acceptance hereof or otherwise to signify or express its acceptance hereof to the Pledgor.



ALLEGIANT BANCORP, INC.                   LASALLE NATIONAL BANK


By:    /s/ Sandra L. Friedman           By:    /s/ Wayne J. Yeselsky
      ----------------------------            -------------------------
Name:  Sandra L. Friedman               Name:  Wayne J. Yeselsky
      ----------------------------            -------------------------
Title: SVP and CFO                      Title: SVP
      ----------------------------            -------------------------


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